THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus Institutional Prime Money Market Fund, Dreyfus Institutional Government Money Market Fund or Dreyfus Institutional U.S. Treasury Money Market Fund (each, a "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow your Fund to transfer all of its assets in a tax-free reorganization to the corresponding Dreyfus Cash Management fund (each, an "Acquiring Fund") identified opposite the Fund's name below, in exchange for Administrative shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities:

Fund Dreyfus Institutional Prime Money Market Fund Dreyfus Institutional Government Money Market Fund Dreyfus Institutional U.S. Treasury Money Market Fund	Acquiring Fund Dreyfus Cash Management Plus, Inc. Dreyfus Government Cash Management Dreyfus Treasury Cash Management

          Each Acquiring Fund, like each Fund, is a money market fund that seeks to maintain a stable share price of $1.00. Each Acquiring Fund has substantially more assets than the corresponding Fund. If the Agreement and Plan of Reorganization is approved and consummated for your Fund, you would no longer be a shareholder of such Fund, but would become a shareholder of the corresponding Acquiring Fund, which has a substantially similar investment objective and management policies, the same total expense ratio and a comparable performance record as the Fund. The Dreyfus Corporation ("Dreyfus") is the investment adviser to each Fund and Acquiring Fund.

          Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. As a result of the review, management recommended that each Fund be consolidated with the corresponding Acquiring Fund. Management believes, with respect to each Fund, that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities.

          After careful review, the Board of Directors for the Funds has approved each proposed reorganization. The Directors believe, with respect to each Fund, that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund with a comparable performance record and the same total expense ratio. The Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

          Your vote is extremely important, no matter how large or small your Fund holdings. If you own shares of more than one Fund on the record date for the meeting, please note that each Fund has a separate proxy card. You should vote one proxy card for each Fund in which you own shares.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign each enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card(s). Enter your control number from your proxy card(s). Follow the instructions on the website.

•	By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card(s). Enter your control number from your proxy card(s). Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

          Further information about the proposed reorganizations is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely, J. David Officer President The Dreyfus/Laurel Funds, Inc.

December 28, 2006

TRANSFER OF THE ASSETS OF
DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
TO AND IN EXCHANGE FOR ADMINISTRATIVE SHARES OF A
CORRESPONDING DREYFUS CASH MANAGEMENT FUND

QUESTIONS AND ANSWERS

The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganizations.

WHAT WILL HAPPEN TO MY FUND INVESTMENT IF THE PROPOSED REORGANIZATION OF MY FUND IS APPROVED?

You will become a shareholder of the corresponding Dreyfus Cash Management fund (each, an "Acquiring Fund") indicated below, an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about March 23, 2007 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Institutional Prime Money Market Fund, Dreyfus Institutional Government Money Market Fund or Dreyfus Institutional U.S. Treasury Money Market Fund (each, a "Fund"), as the case may be. Your Fund will then cease operations and will be terminated as a series of The Dreyfus/Laurel Funds, Inc. (the "Company"). You will receive Administrative shares of the corresponding Acquiring Fund set forth opposite your Fund's name below with a value equal to the value of your investment in the Fund as of the Closing Date:

Fund Dreyfus Institutional Prime Money Market Fund Dreyfus Institutional Government Money Market Fund Dreyfus Institutional U.S. Treasury Money Market Fund	Acquiring Fund Dreyfus Cash Management Plus, Inc. Dreyfus Government Cash Management Dreyfus Treasury Cash Management

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION OF MY FUND FOR ME?

The Company's Board believes, with respect to each Fund, that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund that is managed by Dreyfus. As to each Fund, by combining the Fund with the corresponding Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management. Each Acquiring Fund has the same total expense ratio and a comparable performance record as the corresponding Fund. The reorganization also will eliminate the duplication of resources and costs associated with servicing the funds as separate entities. Other potential benefits are described in the enclosed combined Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. Each Fund and Acquiring Fund generally seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. As money market funds, each Fund and Acquiring Fund is subject to maturity, quality and diversification requirements to help it maintain a $1.00 share price. The investment policies, practices and limitations (and the related risks) of each Fund and the corresponding Acquiring Fund are substantially similar. Dreyfus is the investment adviser to each Fund and Acquiring Fund and provides day-to-day management of the Funds' and the Acquiring Funds' investments. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Funds and the Acquiring Funds. For additional information regarding the funds, please refer to the enclosed combined Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION OF MY FUND?

The reorganization of your Fund will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of their Fund's reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF MY FUND?

Yes. The Acquiring Fund will offer you the same shareholder privileges you currently have as a shareholder of the Fund.

WILL THE PROPOSED REORGANIZATION RESULT IN HIGHER FUND EXPENSES?

No. The total annual operating expenses of each Fund and Acquiring Fund, as of November 30, 2006, was 0.30% of the fund's average daily net assets. Under its agreement with Dreyfus, each Fund has agreed to pay Dreyfus a "unitary" management fee at the annual rate of 0.15% of the value of the Fund's average daily net assets. Unlike the arrangements between most investment advisers and the funds they manage, under the unitary fee structure, with respect to each Fund, Dreyfus pays all of the Fund's expenses, except for the Fund's management fee, shareholder servicing plan fee at the annual rate of 0.15% of the Fund's average daily net assets, taxes, interest, brokerage commissions and extraordinary expenses. Each Acquiring Fund has agreed to pay Dreyfus a separate management fee at the annual rate of 0.20% of the value of the Acquiring Fund's average daily net assets and to bear other expenses directly. Although the management fee payable by each Acquiring Fund is not a "unitary" fee, pursuant to an undertaking by Dreyfus, with respect to each Acquiring Fund, Dreyfus pays all of the Acquiring Fund's expenses directly, except for the Acquiring Fund's management fee, Rule 12b-1 plan fee at the annual rate of 0.10% of the Acquiring Fund's average daily net assets, taxes, interest, brokerage commissions and extraordinary expenses. Dreyfus has contractually committed to continue this undertaking until at least May 31, 2008.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION OF MY FUND?

Dreyfus, and not the Funds or the Acquiring Funds, will pay the expenses directly related to the proposed reorganization of each Fund.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Company's Board of Directors has determined, with respect to each Fund, that reorganizing the Fund into the corresponding Acquiring Fund, which is managed by Dreyfus and has a substantially similar investment objective and investment policies, the same total expense ratio and a comparable performance record as the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a substantially larger fund with the same expense ratio and a comparable performance record. As to each Fund, by combining the Fund with the corresponding Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

The Company's Board of Directors believes, with respect to each Fund, that the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Directors recommend that you vote FOR the reorganization of your Fund.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with each enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card(s);
•	Through the Internet, at the website address listed on your proxy card(s); or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card(s). Whichever voting method you choose, please take the time to read the combined Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card(s), but do not provide voting instructions, your shares will be voted FOR the proposal. It is essential that shareholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive. Thank you in advance for your vote.

THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND

_________________

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

_________________

To the Shareholders:

          A Special Joint Meeting of Shareholders of Dreyfus Institutional Prime Money Market Fund, Dreyfus Institutional Government Money Market Fund and Dreyfus Institutional U.S. Treasury Money Market Fund (each, a "Fund"), each a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, March 1, 2007, at 2:30 p.m., as to each Fund, for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the corresponding Dreyfus Cash Management fund (each, an "Acquiring Fund") identified opposite the Fund's name below, in exchange for Administrative shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Administrative shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company:

Fund Dreyfus Institutional Prime Money Market Fund Dreyfus Institutional Government Money Market Fund Dreyfus Institutional U.S. Treasury Money Market Fund	Acquiring Fund Dreyfus Cash Management Plus, Inc. Dreyfus Government Cash Management Dreyfus Treasury Cash Management

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Shareholders of record of the respective Fund at the close of business on December 15, 2006 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Michael A. Rosenberg Secretary

New York, New York
December 28, 2006

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
(Each a Series of The Dreyfus/Laurel Funds, Inc.)

To and in Exchange for Administrative Shares of

DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS GOVERNMENT CASH MANAGEMENT
DREYFUS TREASURY CASH MANAGEMENT

PROSPECTUS/PROXY STATEMENT
December 28, 2006

_________________

Special Joint Meeting of Shareholders
To Be Held on Thursday, March 1, 2007

          This combined Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company"), on behalf of Dreyfus Institutional Prime Money Market Fund (the "Institutional Prime Fund"), Dreyfus Institutional Government Money Market Fund (the "Institutional Government Fund") and Dreyfus Institutional U.S. Treasury Money Market Fund (the "Institutional Treasury Fund" and, together with the Institutional Prime Fund and Institutional Government Fund, the "Funds"), to be used at each Fund's Special Joint Meeting of Shareholders (the "Meeting") to be held on Thursday, March 1, 2007, at 2:30 p.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders. Shareholders of record at the close of business on December 15, 2006 are entitled to receive notice of and to vote at the Meeting.

          It is proposed, with respect to each Fund, that the Fund transfer all of its assets to the corresponding Dreyfus Cash Management fund (each, an "Acquiring Fund") indicated below opposite the Fund's name, in exchange for Administrative shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this combined Prospectus/Proxy Statement (with respect to the relevant Fund, the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund Administrative shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Administrative shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Administrative shares (or fractions thereof) of the corresponding Acquiring Fund set forth opposite the Fund's name equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization:

Fund Institutional Prime Fund Institutional Government Fund Institutional Treasury Fund	Acquiring Fund Dreyfus Cash Management Plus, Inc. Dreyfus Government Cash Management Dreyfus Treasury Cash Management

          This combined Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about each Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the applicable Acquiring Fund.

          A combined Statement of Additional Information ("SAI") dated December 28, 2006, relating to this combined Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this combined Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Funds and the Funds. A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to an Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Funds and the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in an Acquiring Fund, as in a Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Funds' shares or passed upon the adequacy of this combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          Each Fund and Acquiring Fund are open-end management investment companies known as money market mutual funds. Each Fund and corresponding Acquiring Fund have a substantially similar investment objective and investment management policies. Dreyfus is the investment adviser for each Fund and Acquiring Fund. A comparison of each Fund and corresponding Acquiring Fund is set forth in this combined Prospectus/Proxy Statement.

          Each Acquiring Fund's Prospectus dated June 1, 2006, Annual Report for its fiscal year ended January 31, 2006 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended July 31, 2006 accompany this combined Prospectus/Proxy Statement. Each Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this combined Prospectus/Proxy Statement by reference. For a free copy of a Fund's most-recent Prospectus and its Annual Report for the fiscal year ended October 31, 2006, please call your financial adviser, call 1-800-645-6561, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

          Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card(s), but do not provide voting instructions, your shares will be voted FOR the proposal. It is essential that shareholders who own shares of more than one Fund complete, date, sign and return each proxy card they receive. As of October 31, 2006, there were the following number of shares issued and outstanding for the indicated Fund:

Fund Institutional Prime Fund Institutional Government Fund Institutional Treasury Fund	Number of Shares Outstanding 414,483,361 184,440,200 274,759,498

          Proxy materials will be mailed to shareholders of record on or about December 29, 2006.

TABLE OF CONTENTS

Summary

Reasons for the Reorganizations

Information about the Reorganizations

Additional Information about the Acquiring Funds and the Funds

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Form of Agreement and Plan of Reorganization

Exhibit B: Description of the Acquiring Funds' Board Members	4 16 16 18 19 21 21 21 A-1 B-1

AS TO EACH FUND, APPROVAL OF AN AGREEMENT AND PLAN OF
REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S
ASSETS TO THE CORRESPONDING ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this combined Prospectus/Proxy Statement, the Acquiring Funds' Prospectus, the Funds' Prospectus and the respective Agreement and Plan of Reorganization (the "Plan"), a form of which is attached to this combined Prospectus/Proxy Statement as Exhibit A.

          Proposed Transaction. The Company's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds or the Acquiring Funds, has approved the Plan for each Fund. As to each Fund, the Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the corresponding Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Administrative shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund Administrative shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Administrative shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

          As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the respective Fund and will become a shareholder of the corresponding Acquiring Fund as of the close of business on the date of the Reorganization.

          The Company's Board has concluded, with respect to each Fund, that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganizations."

          Tax Consequences. As a condition to the closing of the Reorganization, the Company, on behalf of the respective Fund, and the corresponding Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the corresponding Acquiring Fund as a result of the Reorganization. Certain tax attributes of each Fund will carry over to the corresponding Acquiring Fund. See "Information about the Reorganizations—Federal Income Tax Consequences."

          Comparison of the Funds and the Corresponding Acquiring Funds. The following discussion is primarily a summary of certain parts of the Funds' Prospectus and the Acquiring Funds' Prospectus. Information contained in this combined Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. Each Fund and its corresponding Acquiring Fund are money market funds with substantially similar investment goals and investment approaches. Each Fund seeks a high level of current income consistent with stability of principal and, with respect to the Institutional Government Fund and Institutional Treasury Fund, conservative investment risk. Each Acquiring Fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Fund's investment objective may be changed without shareholder approval. Each Acquiring Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the Acquiring Fund's outstanding voting shares.

          As a money market fund, each fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price of $1.00. Money market funds are subject to strict federal requirements and must:

•	maintain an average dollar-weighted portfolio maturity of 90 days or less

•	buy individual securities that have remaining maturities of 13 months or less

•	invest only in high quality, dollar-denominated obligations

          As described below, each Acquiring Fund has substantially similar investment policies as the corresponding Fund.

          Institutional Prime Fund and the Corresponding Acquiring Fund. To pursue its goal, Dreyfus Cash Management Plus, Inc. (the "Cash Management Plus Fund"), like the Institutional Prime Fund, invests in a diversified portfolio of high quality, short-term debt securities, including:

•	securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

•	certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by U.S. banks or foreign banks (or thrifts) or their subsidiaries or branches

•	domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

•	repurchase agreements, including tri-party repurchase agreements

•	asset-backed securities

          The Cash Management Plus Fund and Institutional Prime Fund also may invest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.

          Normally, the Cash Management Plus Fund invests at least 25% of its net assets in bank obligations. The Institutional Prime Fund may invest, but is not required to invest, in bank obligations.

          Generally, the Cash Management Plus Fund, like the Institutional Prime Fund, is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating, or the unrated equivalent as determined by Dreyfus. Moreover, the Cash Management Plus Fund will purchase only securities with the highest credit rating or the unrated equivalent as determined by Dreyfus. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all interest and principal payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less.

          Institutional Government Fund and the Corresponding Acquiring Fund. To pursue its goal, Dreyfus Government Cash Management (the "Government Cash Management Fund") invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements) in respect of these securities. The Institutional Government Fund normally invests at least 80% of its assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and may invest in repurchase agreements (including tri-party repurchase agreements).

          Institutional Treasury Fund and the Corresponding Acquiring Fund. To pursue its goal, Dreyfus Treasury Cash Management (the "Treasury Cash Management Fund"), like the Institutional Treasury Fund, invests in securities issued or guaranteed as to principal and interest by the U.S. government, and repurchase agreements (including tri-party repurchase agreements) in respect of these securities.

*   *   *   *

          The Company, like the Cash Management Plus Fund, is a corporation organized under the laws of the State of Maryland. The Treasury Cash Management Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. The Government Cash Management Fund is a series of Dreyfus Government Cash Management Funds (the "Government Cash Management Trust"), which also is a business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Company and the Government Cash Management Trust and the Treasury Cash Management Fund."

          See "Goal/Approach" in the relevant fund's Prospectus and "Description of the Funds" in the Acquiring Funds' Statement of Additional Information and "Description of the Funds/Company" in the Funds' Statement of Additional Information for a more complete description of investment policies.

*   *   *   *

          Main Risks. Because each Fund and its corresponding Acquiring Fund is a money market fund with a substantially similar investment objective and investment policies and restrictions, the principal risks associated with an investment in a Fund and the corresponding Acquiring Fund are substantially similar, although they may be described differently in the relevant Prospectus. An investment in an Acquiring Fund, as in a Fund, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in any of the funds. Additionally, each fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additional risks, as described in the Acquiring Funds' Prospectus, are discussed below.

          The following factors could reduce a Fund's or an Acquiring Fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	as to the Cash Management Plus Fund and Institutional Prime Fund, any of the fund's holdings could have its credit rating downgraded or could default

•	as to the Cash Management Plus Fund, the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry. To the extent the Institutional Prime Fund invests in such securities, it also will be subject to such risks

•	as to the Cash Management Plus Fund and Institutional Prime Fund, the risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest

•	the risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement

•	a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate

•	as to each fund except the Treasury Cash Management Fund and Institutional Treasury Fund, certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality (while the U.S. government provides financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so)

          Not all obligations of the U.S. government or its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Student Loan Marketing Association and the Federal Home Loan Banks, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by a fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

          See "Main Risks" in the relevant fund's Prospectus and "Description of the Funds" in the Acquiring Funds' Statement of Additional Information and "Description of the Funds/Company" in the Funds' Statement of Additional Information for a more complete description of investment risks.

          Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Funds and the Acquiring Funds, respectively, as of November 30, 2006. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Funds and the Acquiring Funds as of November 30, 2006, as adjusted showing the effect of the respective Reorganization had it occurred on such date. None of the funds charges any sales loads, redemption fees or exchange fees. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders.

          The Funds and the Acquiring Funds each pay Dreyfus a management fee. The management fee structures of the Funds and the Acquiring Funds differ. Unlike the arrangements between most investment advisers and the funds they manage, each Fund pays Dreyfus a "unitary" fee at the annual rate of 0.15% of the value of the Fund's average daily net assets. Under the unitary fee structure, Dreyfus pays all of the Fund's expenses except for the Fund's management fee, shareholder servicing plan fee, taxes, interest, fees and expenses of the Company's non-interested Directors (including counsel fees), brokerage commissions and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the Company's non-interested Directors (including counsel fees), as to each Fund, Dreyfus is contractually required to reduce its fee by an amount equal to the Fund's allocable share of such fees and expenses. Each Acquiring Fund pays Dreyfus a separate management fee at the annual rate of 0.20% of the value of the Acquiring Fund's average daily net assets, and has agreed to pay certain other Acquiring Fund expenses directly. Although the management fee payable by each Acquiring Fund is not a "unitary" fee, pursuant to an undertaking by Dreyfus, with respect to each Acquiring Fund, Dreyfus pays all of the Acquiring Fund's expenses directly, except for the Acquiring Fund's management fee, Rule 12b-1 plan fee, taxes, interest, brokerage commissions and extraordinary expenses. Dreyfus has contractually committed to continue this undertaking until at least May 31, 2008.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

	Fund	Acquiring Fund Administrative Shares	Pro Forma After Reorganization Acquiring Fund Administrative Shares
Management fees	0.15%	0.20%	0.20%
Rule 12b-1 fee	N/A	0.10%	0.10%
Shareholder services fee	0.15%	N/A	N/A
Other expenses	None	None	None

Total	0.30%	0.30%	0.30%

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Fund shares	$ 31	$ 97	$169	$381
Acquiring Fund Administrative shares	$ 31	$ 97	$169	$381
Pro Forma--After Reorganization Acquiring Fund Administrative shares	$ 31	$ 97	$169	$381

          Past Performance. The bar charts and tables below illustrate the risks of investing in an Acquiring Fund and the corresponding Fund. The bar chart for each Fund shows the changes in the performance of the Fund's shares from year to year and the bar chart for each Acquiring Fund shows the changes in the performance of the Acquiring Fund's Administrative shares from year to year. The tables show the respective fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

Cash Management Plus Fund — Administrative Shares
Year-by-year total returns as of 12/31 each year (%)

5.52	5.44	5.06	6.33	4.16	1.75	0.99	1.12	3.01

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q3 '00 Q4 '03	+1.65% +0.21%

The year-to-date total return of the Acquiring Fund's Administrative shares as of 9/30/06 was 3.54%.

Cash Management Plus Fund—Administrative Shares
Average annual total returns as of 12/31/05

1 Year	5 Years	Since inception (11/21/96)

3.01%	2.20%	3.71%

The most current seven-day yield for the Acquiring Fund's Administrative shares is available by calling 1-800-346-3621.

Institutional Prime Fund
Year-by-year total returns as of 12/31 each year (%)

5.27	5.47	5.38	5.00	6.28	4.02	1.53	0.90	1.09	3.00

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q3 '00 Q1 '04	+1.63% +0.19%

The year-to-date total return of the Fund's shares as of 9/30/06 was 3.54%.

Institutional Prime Fund
Average annual total returns as of 12/31/05

1 Year	5 Years	10 Years

3.00%	2.10%	3.78%

The Fund's most current seven-day yield is available by calling 1-800-645-6561.

*    *    *    *

Government Cash Management Fund — Administrative Shares
Year-by-year total returns as of 12/31 each year (%)

5.42	5.30	4.85	6.10	4.05	1.72	0.96	1.07	2.94

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q3 '00 Q2 '04	+1.60% +0.20%

The year-to-date total return of the Acquiring Fund's Administrative shares as of 9/30/06 was 3.48%.

Government Cash Management Fund—Administrative Shares
Average annual total returns as of 12/31/05

1 Year	5 Years	Since inception (11/21/96)

2.94%	2.14%	3.61%

The most current seven-day yield for the Acquiring Fund's Administrative shares is available by calling 1-800-346-3621.

Institutional Government Fund
Year-by-year total returns as of 12/31 each year (%)

5.18	5.32	5.25	4.83	6.12	3.88	1.50	0.86	1.05	2.93

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q3 '00 Q1 '04	+1.59% +0.18%

The year-to-date total return of the Fund's shares as of 9/30/06 was 3.49%.

Institutional Government Fund
Average annual total returns as of 12/31/05

1 Year	5 Years	10 Years

2.93%	2.04%	3.67%

The Fund's most current seven-day yield is available by calling 1-800-645-6561.

*    *    *    *

Treasury Cash Management Fund — Administrative Shares
Year-by-year total returns as of 12/31 each year (%)

5.30	5.17	4.73	5.96	3.86	1.55	0.85	1.00	2.81

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q3 '00 Q1 '04	+1.57% +0.18%

The year-to-date total return of the Acquiring Fund's Administrative shares as of 9/30/06 was 3.39%.

Treasury Cash Management Fund—Administrative Shares
Average annual total returns as of 12/31/05

1 Year	5 Years	Since inception (11/21/96)

2.81%	2.01%	3.48%

The most current seven-day yield for the Acquiring Fund's Administrative shares is available by calling 1-800-346-3621.

Institutional Treasury Fund
Year-by-year total returns as of 12/31 each year (%)

5.08	5.21	5.12	4.62	5.86	3.82	1.45	0.80	0.99	2.80

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q4 '00 Q1 '04	+1.52% +0.17%

The year-to-date total return of the Fund's shares as of 9/30/06 was 3.34%.

Institutional Treasury Fund
Average annual total returns as of 12/31/05

1 Year	5 Years	10 Years

2.80%	1.97%	3.56%

The Fund's most current seven-day yield is available by calling 1-800-645-6561.

_________________

          Investment Adviser. The investment adviser for each Fund and Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $193 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations, and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

          On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

          Primary Portfolio Manager. Patricia Larkin serves as the primary portfolio manager of each Fund and Acquiring Fund.

          Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Company and each Acquiring Fund, the Company and the Acquiring Funds have different Board members. None of the Board members of the Company or the Acquiring Funds is an "interested person" (as defined in the 1940 Act) of the Funds or the Acquiring Funds ("Independent Board Members"). For a description of the Board members of the Acquiring Funds, see Exhibit B.

          Independent Registered Public Accounting Firms. Ernst & Young LLP is each Acquiring Fund's independent registered public accounting firm. KPMG LLP is each Fund's independent registered public accounting firm.

           Capitalization. Each Fund has classified its shares into one class and each Acquiring Fund has classified its shares into four classes—Administrative shares, Institutional shares, Investor shares and Participant shares. There will be no exchange of Institutional, Investor or Participant shares of the Acquiring Funds. The following tables set forth for the indicated funds, as of October 31, 2006, (1) the capitalization of the Fund's shares, (2) the capitalization of Administrative shares of the corresponding Acquiring Fund and (3) the pro forma capitalization of Administrative shares of the corresponding Acquiring Fund, as adjusted showing the effect of the respective Reorganization had it occurred on such date.

	Institutional Prime Fund	Cash Management Plus Fund Administrative Shares	Pro Forma After Reorganization Cash Management Plus Fund Administrative Shares
Total net assets	$414,483,150	$1,296,748,199	$1,711,231,349
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	414,483,361	1,297,211,335	1,711,694,696

	Institutional Government Fund	Government Cash Management Fund Administrative Shares	Pro Forma After Reorganization Government Cash Management Fund Administrative Shares
Total net assets	$184,408,802	$281,754,835	$466,163,637
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	184,440,200	281,930,622	466,370,822

	Institutional Treasury Fund	Treasury Cash Management Fund Administrative Shares	Pro Forma After Reorganization Treasury Cash Management Fund Administrative Shares
Total net assets	$274,755,480	$94,654,505	$369,409,985
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	274,759,498	94,655,837	369,415,335

          The Acquiring Funds' total net assets (attributable to Administrative shares, Institutional shares, Investor shares and Participant shares) as of October 31, 2006 were approximately $9.8 billion for the Cash Management Plus Fund, $4.7 billion for the Government Cash Management Fund and $4.4 billion for the Treasury Cash Management Fund. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes invest in the same portfolio of securities, but the classes are subject to different charges and expenses.

          Purchase Procedures. The purchase procedures of each Fund and the corresponding Acquiring Fund and the automatic investment services offered to Fund shareholders who receive Administrative shares of the Acquiring Fund as a result of the respective Reorganization are substantially similar. Although shares of each Fund are offered to any investor and generally are subject to a $1 million minimum initial investment and shares of each Acquiring Fund are offered only to institutional investors and generally are subject to a $10 million minimum initial investment, the eligibility and minimum initial investment requirements of the Acquiring Funds will be waived for Fund shareholders who receive Administrative shares of an Acquiring Fund, but who do not meet such requirements.

          Each Fund calculates its net asset value per share once a day—5:00 p.m. for the Institutional Prime Fund and 3:00 p.m. for the Institutional Government Fund and Institutional Treasury Fund. Each Acquiring Fund calculates its net asset value per share three times a day—12:00 noon, 5:00 p.m. and 8:00 p.m. Generally, a purchase order received by 5:00 p.m. for the Institutional Prime Fund and 3:00 p.m. for the Institutional Government Fund and Institutional Treasury Fund will be effective, and will receive the dividend declared, on that day. Generally, a purchase order received by 12:00 noon or 5:00 p.m. by an Acquiring Fund will be effective at the price determined at 12:00 noon or 5:00 p.m., respectively, and will receive the dividend declared, on that day. Orders for Acquiring Fund shares effected through compatible computer facilities after 5:00 p.m., but before 8:00 p.m., generally will become effective at the price determined at 8:00 p.m. on that day. In this case, Acquiring Fund shares purchased will start earning dividends on the business day following the date the order became effective. Orders for Acquiring Fund shares effected between 5:00 p.m. and 8:00 p.m., by a means other than a compatible computer facility, will become effective on the following business day. All times are Eastern time. See "Account Policies – Buying shares" in the relevant Prospectus, "Instructions for Accounts" in the Funds' Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

          Shareholder Servicing Plan and Rule 12b-1 Plan. Each Fund is subject to a Shareholder Servicing Plan, pursuant to which the Fund pays certain banks, brokers or dealers and other financial institutions, including Dreyfus Service Corporation, its distributor, a fee at the annual rate of 0.15% of the value of the Fund's average daily net assets for providing shareholder services. See "Distribution Plan and Shareholder Servicing Plan" in the Funds' Statement of Additional Information for a discussion of the Funds' Shareholder Servicing Plan.

          Each Acquiring Fund's Administrative shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Acquiring Fund pays Dreyfus Service Corporation, its distributor, a fee at the annual rate of 0.10% of the value of the Acquiring Fund's average daily net assets attributable to Administrative shares for distributing such shares, servicing shareholder accounts, and advertising and marketing. Dreyfus Service Corporation may pay third-party financial institutions for providing these services from the fee it receives pursuant to the Service Plan. Because the Service Plan fee is paid out of the Acquiring Fund's assets on an ongoing basis, over time it will increase the cost of your investment in the Acquiring Fund and may cost you more than paying other types of sales charges. See "Service Plans" in the Acquiring Funds' Statement of Additional Information for a discussion of the Acquiring Funds' Service Plan.

          Redemption Procedures. The redemption procedures of each Fund and the corresponding Acquiring Fund and the automatic redemption services offered to Fund shareholders who receive Administrative shares of the Acquiring Fund as a result of the respective Reorganization are substantially similar. If a redemption request is received by 3:00 p.m. for the Institutional Government Fund or Institutional Treasury Fund, or by 5:00 p.m. for the Institutional Prime Fund or an Acquiring Fund, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted on the same day, and the shares will not receive the dividend declared on that day. See "Account Policies—Selling shares" in the relevant Prospectus," Instructions for Accounts" in the Funds' Prospectus and "How to Redeem Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of redemption procedures.

          Shareholder Services. The shareholder services offered by each Fund and those offered by the corresponding Acquiring Fund to Fund shareholders who receive Administrative shares of the Acquiring Fund as a result of the respective Reorganization are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

           Distributions. The dividends and distributions policies of each Fund and the corresponding Acquiring Fund are the same. Each Fund and corresponding Acquiring Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Each Fund and corresponding Acquiring Fund usually pays dividends on the last calendar day of each month. Distributions from net realized capital gains, if any, generally are declared and paid once a year, but a fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Funds and the Acquiring Funds is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of the funds' dividend policies.

          Certain Organizational Differences Between the Company and the Government Cash Management Trust and the Treasury Cash Management Fund. Each Fund is a separate series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). The Cash Management Plus Fund is also a Maryland corporation. The Government Cash Management Trust and the Treasury Cash Management Fund are Massachusetts business trusts, and the rights of their respective shareholders are governed by their respective Agreement and Declaration of Trust (each, a "Trust Agreement") and By-Laws and applicable Massachusetts law. Certain relevant differences between the two forms of organization are summarized below.

          Shareholder Meetings and Voting Rights. Generally, neither an Acquiring Fund nor a Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Government Cash Management Trust and Treasury Cash Management Fund, or a majority, in the case of each Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

          Shares of each Fund and Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of a Fund and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders meeting. The Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for a Fund or Acquiring Fund are not affected by such quorum requirements.

          Shareholder Liability. Under the Maryland Code, Fund stockholders have no personal liability as such for the Fund's acts or obligations.

          Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of such Acquiring Funds and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Acquiring Fund, or the Trustees for such Acquiring Fund. The Trust Agreement provides for indemnification out of the Acquiring Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the respective Acquiring Fund considers the risk of a shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or such Acquiring Fund itself would be unable to meet its obligations. The Trust Agreement also provides that an Acquiring Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of such Acquiring Fund and satisfy any judgment thereon.

          Liability and Indemnification of Board Members. Under the Maryland Code, the Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Company is not liable to a Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of a Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

          If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

          Under the Trust Agreement and By-Laws of the Government Cash Management Trust and the Treasury Cash Management Fund, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Acquiring Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Acquiring Fund may be indemnified to the same extent as Trustees.

          Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

**********

          The foregoing is only a summary of certain differences between the Funds, the Company's Charter, the Company's By-Laws and the Maryland Code, and the Government Cash Management Trust and Treasury Cash Management Fund, each Trust Agreement, the respective Acquiring Fund's By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company's Charter and By-Laws or the relevant Acquiring Fund's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATIONS

          After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies, management recommended that each Fund be consolidated with the corresponding Acquiring Fund. The Board members of the Company and each Acquiring Fund have concluded, with respect to each Fund and corresponding Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company's Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger combined fund with a comparable performance record and the same total expense ratio, without diluting such shareholders' interests. As of October 31, 2006, the Institutional Prime Fund, Institutional Government Fund and Institutional Treasury Fund had net assets of approximately $414 million, $184 million and $275 million, respectively, and the Cash Management Plus Fund, Government Cash Management Fund and Treasury Cash Management Fund had net assets of approximately $9.8 billion, $4.7 billion and $4.4 billion, respectively. As to each Fund, by combining the Fund with the corresponding Acquiring Fund, which has substantially larger aggregate net assets, Fund shareholders should benefit from more efficient portfolio management and Dreyfus would be able to eliminate the duplication of resources and costs associated with servicing the funds as separate entities.

          As to each Acquiring Fund, the Board of the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to such Acquiring Fund.

          In determining whether to recommend approval of each Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the corresponding Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the corresponding Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the corresponding Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the corresponding Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the corresponding Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the corresponding Acquiring Fund.

          For the reasons described above, the Boards of the Company and the Acquiring Funds, including the Independent Board Members, approved the relevant Reorganization.

INFORMATION ABOUT THE REORGANIZATIONS

          Plan of Reorganization. The following summary of each Plan is qualified in its entirety by reference to the Plan attached to this combined Prospectus/Proxy Statement as Exhibit A. As to each Fund, the Plan provides that, subject to the requisite approval of the Fund's shareholders, the corresponding Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Administrative shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on March 23, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Administrative shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and Administrative shares of the corresponding Acquiring Fund, computed as of 5:00 p.m., Eastern time, on the Closing Date. Portfolio securities of the Fund and the corresponding Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying shares" in the Acquiring Funds' Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Funds' Statement of Additional Information.

          On or before the Closing Date, the relevant Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

          As soon as conveniently practicable after the Closing Date, the relevant Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Administrative shares received by it in the respective Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Administrative shares due to the shareholder. After such distribution and the winding up of its affairs, the relevant Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund Administrative shares distributed to the Fund's shareholders of record.

          The Plan may be amended at any time prior to a Reorganization. Each Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of a Fund, and the corresponding Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the corresponding Acquiring Fund.

          The total expenses of each Reorganization are expected to be approximately $29,529, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company's Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $7,500.

          If the Reorganization is not approved by shareholders of a Fund, the Company's Board will consider other appropriate courses of action with respect to such Fund.

          Temporary Suspension of Certain of the Funds' Investment Restrictions. Since certain of the Funds' existing investment restrictions could preclude a Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the relevant Reorganization. The temporary suspension of any of a Fund's investment restrictions will not affect the investment restrictions of the corresponding Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

          Federal Income Tax Consequences. As to each Reorganization, the exchange of Fund assets for Acquiring Fund Administrative shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the respective Reorganization, the Fund and the corresponding Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Funds and their Independent Board Members and to the Company's Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Administrative shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Administrative shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Administrative shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Administrative shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Administrative shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Administrative shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Administrative shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Administrative shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

          Neither the Company nor the Acquiring Funds has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of a Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the relevant Reorganization.

Required Vote and Board's Recommendation

          The Company's Board has approved, as to each Fund, the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. As to each Fund, the affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the relevant Plan and the Reorganization.

THE COMPANY'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN
AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE FUNDS

          Information about the Acquiring Funds is incorporated by reference into this combined Prospectus/Proxy Statement from the Prospectus of the Acquiring Funds, forming a part of the respective Acquiring Fund's Registration Statement on Form N-1A (File No. 33-16693 for the Cash Management Plus Fund, 2-89359 for the Government Cash Management Fund and 33-6851 for the Treasury Cash Management Fund). Information about the Funds is incorporated by reference into this combined Prospectus/Proxy Statement from the Funds' Prospectus forming a part of the Company's Registration Statement on Form N-1A (File No. 33-16338).

          The Funds and the Acquiring Funds are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Funds and the Acquiring Funds may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov, or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

          Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the combined Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting for a Fund, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted for a Fund by the presence in person or by proxy of the holders of 33-1/3% of the Fund's outstanding shares entitled to vote at the Meeting.

          The votes of the Acquiring Funds' shareholders are not being solicited since their approval or consent is not necessary for the Reorganizations.

          As of October 31, 2006, the following shareholders were known by the Funds to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Fund:

Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization
Boston & Company 3 Mellon Bank Center Pittsburgh, PA 15259

Institutional Prime Fund	92.65%	22.43%
Institutional Government Fund	100.00%	39.55%
Institutional Treasury Fund	96.09%	11.49%

           As of October 31, 2006, the following shareholders were known by the Acquiring Funds to own of record or beneficially 5% or more of the outstanding Administrative shares of the indicated Acquiring Fund:

	Percentage of Outstanding Administrative Shares
Name and Address	Before Reorganization	After Reorganization
Cash Management Plus Fund
Banc of America Securities LLC
Money Market Funds Omnibus
200 North College Street	31.25%	23.68%
Charlotte, NC 28255
Morgan Keegan & Company
50 Front Street
Memphis, TN 38103	25.22%	19.11%
Mellon 1st Business Bank
601 W. 5th Street
Los Angeles, CA 90071	12.58%	9.53%
Boston & Company
3 Mellon Bank Center
Pittsburgh, PA 15259	7.03%	5.33%
First Republic Bank
Investment Division
111 Pine Street
San Francisco, CA 94111	6.13%	4.65%
Government Cash Management Fund
Morgan Keegan & Company
50 Front Street
Memphis, TN 38103	52.07%	31.48%
Endowment Capital, LP
1105 North Market Street
Wilmington, DE 19801	10.65%	6.44%
Long Drive, LP
1105 North Market Street
Wilmington, DE 19801	9.83%	5.94%
Banc of America Securities LLC
200 North College Street
Charlotte, NC 28255	5.28%	4.41%
Treasury Cash Management Fund
Wells Fargo Brokerage Services LLC
608 2nd Avenue South
Minneapolis, MN 55479	17.23%	4.41%

          A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

          As of October 31, 2006, Board members and officers of each of the Company and the Acquiring Funds, as a group, owned less than 1% of a Fund's or Acquiring Fund's outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of each Fund for the fiscal year ended October 31, 2006 and the audited financial statements of each Acquiring Fund for the fiscal year ended January 31, 2006 have been incorporated herein by reference in reliance upon the reports of KPMG LLP, the Funds' independent registered public accounting firm, and Ernst & Young LLP, the Acquiring Funds' independent registered public accounting firm, respectively, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Company's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

          Please advise the Funds, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the combined Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

          AGREEMENT AND PLAN OF REORGANIZATION dated as of December 6, 2006 (the "Agreement"), between THE DREYFUS/LAUREL FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS INSTITUTIONAL _______ MONEY MARKET FUND (the "Fund"), and DREYFUS _____________ (the "Acquiring Fund"/"Acquiring Trust"), a Maryland corporation/Massachusetts business trust [,on behalf of DREYFUS GOVERNMENT CASH MANAGEMENT (the "Acquiring Fund")].

          This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Administrative shares ("Acquiring Fund Shares") of common stock/beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

          WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a [series of a] registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock [and beneficial interest, respectively];

          WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

          WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

           1.     THE REORGANIZATION.

           1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3     Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, 100 Church Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

           1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

           1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

           2.     VALUATION.

           2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of 5:00 p.m., Eastern time, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information, which are and shall be consistent with the policies currently in effect for the Fund.

           2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information, which are and shall be consistent with the policies currently in effect for the Fund.

           2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

           2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Acquiring Fund.

           3.     CLOSING AND CLOSING DATE.

           3.1     The Closing Date shall be March 23, 2007, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

           3.2      The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

           3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4.     REPRESENTATIONS AND WARRANTIES.

           4.1     The Company, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

                (a)     The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                (b)      The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)      The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)      The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company or the Fund is a party or by which the Fund is bound.

                (e)      The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                (f)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                (g)      The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended October 31, 2006 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                (h)      Since October 31, 2006, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                (i)      At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (j)      For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (k)      All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                (l)      On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                (m)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (n)      The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2     The Acquiring Fund [Acquiring Trust, on behalf of the Acquiring Fund,] represents and warrants to the Company, on behalf of the Fund, as follows:

                (a)     The Acquiring Fund is a [corporation/business trust] duly organized and validly existing under the laws of the [State of Maryland/Commonwealth of Massachusetts], with power to carry out its obligations under this Agreement.

                (b)      The Acquiring Fund [Acquiring Trust]is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)     The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)     The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

                (e)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (f)      The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended January 31, 2006 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                (g)     Since January 31, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                (h)     At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (i)     For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (j)     All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (k)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (l)     The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                (m)     No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                (n)     The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

           5.     COVENANTS OF THE COMPANY, ON BEHALF OF THE FUND, AND THE ACQUIRING FUND [ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND].

           5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2     The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

           5.5     The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

           5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           5.7     The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

           5.8     As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

          6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1     All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           6.2     The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

           6.3     The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

           7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1     All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           7.2     The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

          8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

           8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

           8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                (a)      The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

          In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

          No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           9.     TERMINATION OF AGREEMENT; EXPENSES.

           9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Fund [Acquiring Trust], as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

           9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

           9.3     Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

           10.     WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

           11.     MISCELLANEOUS.

           11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

           11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland [and the Commonwealth of Massachusetts, respectively,] without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

           11.4     This Agreement may be amended only by a signed writing between the parties.

           11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Company or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company's Charter or the Acquiring Fund's Charter.

          IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Fund [Acquiring Trust, on behalf of the Acquiring Fund,] have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS _____________________ [on behalf of Dreyfus Government Cash Management] By: ________________________ Stephen E. Canter, President

ATTEST: _______________________ Jeff Prusnofsky, Assistant Secretary

THE DREYFUS/LAUREL FUNDS, INC., on behalf of Dreyfus Institutional _______ Money Market Fund By: ________________________ Stephen E. Canter, President

ATTEST: _______________________ Jeff Prusnofsky, Assistant Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING FUNDS' BOARD MEMBERS

          Board Members of each Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships and affiliations are shown below.

Board Members of the Acquiring Funds(1)

Name (Age) Position with Acquiring Fund (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (63) Chairman of the Board (1995)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Century Business Services, Inc., a provider of
   outsourcing functions for small and medium
   size companies, Director
The Newark Group, a provider of a national market
   of paper recovery facilities, paperboard mills
   and paperboard converting plants, Director
Sunair Services Corporation, engages in the
   design, manufacture and sale of high frequency
   systems for long-range voice and data
   communications, as well as provides certain
   outdoor-related services to homes and
businesses, Director

David W. Burke (70) Board Member (1994)	Corporate Director and Trustee	John F. Kennedy Library Foundation, Director U.S.S. Constitution Museum, Director

Isabel Dunst (59) Board Member (1991)	Partner, Hogan & Hartson	Union of Reform Judaism, a religious organization, Trustee

Lyle Gramley (79) Board Member (1986)	Consulting economist	IndyMac Bank, Inc., Director

Warren B. Rudman (76) Board Member (1993)	Of Counsel to (from January 1993 to December 31, 2003, Partner A in) the law firm Paul, Weiss, Rifkin, Wharton & Garrison, LLP	Collins & Aikman Corporation, Director llied Waste Corporation, Director Raytheon Company, Director Boston Scientific, Director

______________

(1)	None of the Board members are "interested persons" of the Acquiring Funds, as defined in the 1940 Act.

DREYFUS INSTITUTIONAL _________ MONEY MARKET FUND

          The undersigned shareholder of Dreyfus Institutional _______ Money Market Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on December 15, 2006, at a Special Joint Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 2:30 p.m., on Thursday, March 1, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the combined Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.

2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

          If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly
Using theEnclosed Envelope

___________________________________
Signature(s)                     (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus ____________ (the "Acquiring Fund"), in exchange for Administrative shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

               FOR                      AGAINST                     ABSTAIN
/_/ /_/ /_/

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

            PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

December 28, 2006

Acquisition of the Assets of

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
(Each a Series of The Dreyfus/Laurel Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-645-6561

By and in Exchange for Administrative Shares of

DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS GOVERNMENT CASH MANAGEMENT
DREYFUS TREASURY CASH MANAGEMENT

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-346-3621

          This combined Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the combined Prospectus/Proxy Statement dated December 28, 2006 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Institutional Prime Money Market Fund (the "Institutional Prime Fund"), Dreyfus Institutional Government Money Market Fund (the "Institutional Government Fund") and Dreyfus Institutional U.S. Treasury Money Market Fund (the "Institutional Treasury Fund" and, together with the Institutional Prime Fund and Institutional Government Fund, the "Funds"), in exchange for Administrative shares of Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management and Dreyfus Treasury Cash Management (each, an "Acquiring Fund"), respectively. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This combined Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Funds' Statement of Additional Information dated June 1, 2006.

2.	The Acquiring Funds' Annual Report for the fiscal year ended January 31, 2006.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended July 31, 2006.

4.	The Funds' Annual Report for the fiscal year ended October 31, 2006.

          The Acquiring Funds' Statement of Additional Information, and the financial statements included in the Acquiring Funds' Annual Report and Semi-Annual Report and the Funds' Annual Report and Semi-Annual Report, are incorporated herein by reference. The combined Prospectus/Proxy Statement dated December 28, 2006 may be obtained by writing to a Fund or Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Funds' Statement of Additional Information dated June 1, 2006 is incorporated herein by reference to the respective Acquiring Fund's Post-Effective Amendment (No. 27 for the Cash Management Plus Fund, No. 35 for the Government Cash Management Fund, and No. 26 for the Treasury Cash Management Fund) to its Registration Statement on Form N-1A, filed May 30, 2006 (File No. 33-16693 for the Cash Management Plus Fund, 2-89359 for the Government Cash Management Fund, and 33-6851 for the Treasury Cash Management Fund). The financial statements of each Acquiring Fund are incorporated herein by reference to its Annual Report dated January 31, 2006, filed March 28, 2006, and Semi-Annual Report dated July 31, 2006, filed September 27, 2006.

          The Funds' Statement of Additional Information dated March 1, 2006 is incorporated herein by reference to the Company's Post-Effective Amendment No. 96 to its Registration Statement on Form N-1A, filed February 27, 2006 (File No. 33-16338). The financial statements of each Fund are incorporated herein by reference to its Annual Report dated October 31, 2006, to be filed on or about December 27, 2006.